EXHIBIT NO. 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Greenworld Development, Inc. (the "Company") on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"), I, Leo Heinl, Chief Executive Officer and Chief Financial  Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the  financial condition and results of operations of the Company.

Date: September 13, 2011	By:	/s/ Leo Heinl
Leo Heinl
Chief Executive Officer
Chief Financial Officer

_________________________
A signed  original of this  written  statement  required by Section 906 has been provided  to  Echo Resources,  Inc.  and  will  be  retained  by  Echo Resources,  Inc. and furnished to the Securities and Exchange Commission or its staff upon request.